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                                                                EXHIBIT 10.D1i

          AMENDMENT TO INSTALLMENT NOTE AND SECURITY AGREEMENTS


          WHEREAS, the Note dated -------------------, in the amount of $---- ---------; and Amendment to said Note dated ------------------- in the amount of $------------; and Amendment to said Note dated ------------------, in the amount of $----------; and Amendment to said Note dated -----------------, in the amount of $----------------; and Amendment to said Note dated ------------ ------, in the amount of $------------; and Amendment to said Note dated ----- -------------, in the amount of $---------------, has a balance owing of $----
----------, known as Loan No. -----; and

          WHEREAS, the Borrower requests additional financing in the amount of $------------- for purchase of new fixtures and equipment at --------------
------.

          NOW, THEREFORE, it is agreed as follows:

          1. The new funds of $------------- shall be repaid according to the Installment Note attached hereto marked Exhibit A; said Note shall be known as Loan -----------.

          2. Loans -------- and --------- together with interest shall be secured under the Security Agreements respectively dated -------------------- and -----------------, and any subsequent Amendments and Security Agreements, continuing the terms and conditions thereof, and said agreements are hereby ratified and reaffirmed.

          3.  Inventory at ------------------------------------ shall be maintained at all times at a level of not less than $-------------- cost to Borrower.

          4. Covenants. So long as any part of the Note remains unpaid, the Borrower covenants as follows:

          (a) The Borrower will not assign, mortgage, or pledge any part of the assets of Borrower or incur any further indebtedness except for short-term credit for the purchase of goods and services on open account.

          (b) The Borrower shall furnish to the Lender quarterly financial statements consisting of a balance sheet and an operating statement in a form and by an accountant satisfactory to the Lender on --------------------.

          (c) The Lender, acting through its officers, agents, attorneys, and accountants, including an independent certified public accountant hired by it, shall have the right to examine the books of the Borrower at all reasonable times.

          5.  Insurance

          (a) The Borrower shall maintain standard form fire, extended coverage, vandalism, and malicious mischief insurance insuring the merchandise inventory, fixtures, trade fixtures, and equipment at ------------------- dba --------------------- to at least the actual cash value, with loss payable clauses in favor of the Lender and its assignee.

          (b) The Borrower shall obtain and maintain in full force and effect for the length of the loan an irrevocable collateral assignment to United Grocers, Inc., and/or its subsidiaries and/or its assignees on a life policy on the life of --------------------- for the total amount of the loans, $-----------------.

          6. Loan Costs. The Borrower agrees to pay a loan application fee of $----------, together with any and all costs incident to filing Uniform Commercial Code Financing Statements.

          7. Events of Default. Upon occurrence of any of the following specified events of default:

          (a) Any material representation or warranty made by the Borrower herein, or pursuant to, or in writing in connection with the making of this Agreement, or the loan hereunder, shall prove to have been untrue in any material respect when made; or

          (b) The Borrower shall default in the due and punctual payment of either principal or interest on the Note; or

          (c) The Borrower shall default in due performance or observance of any term, covenant, or agreement contained in Paragraphs 4, 5 and 6 of this Agreement; or

          (d) The Borrower shall default in due performance or observance of any other agreement contained herein, and such default shall continue uncured for a period of ---------- (---) days after written notice to the Borrower from the holder of the Note; or

          (e) Any obligation of the Borrower for the payment of borrowed money is not paid when due, whether at any expressed due date or at any accelerated maturity; or

          (f) The Borrower shall make any assignment for the benefit of creditors, or shall be adjudged bankrupt, or any proceedings shall be commenced by the Borrower under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt or liquidation law or statute of the federal or any state government, whether now or hereafter in effect, or any such proceeding shall be instituted against the Borrower and an order approving the petition is entered, or such proceedings shall remain undismissed for a period of ------ (---) days, or the Borrower by any action shall indicate its approval or consent to or acquiescence in any such proceedings or in the appointment of a trustee or receiver of the Borrower, or of all or substantially all of the assets of the Borrower, or any such trustee or receiver shall not be discharged within the period of --------
(---) days after the appointment thereof;

          THEN, and in any such event, if any such default shall then continue, the Lender may by written notice to the Borrower, addressed to it at its principal place of business or at such other address as the Borrower may hereafter designate to the Lender in writing, declare the principal and interest accrued on the Note to be due and payable, which principal and interest shall thereupon forthwith be due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived. The Borrower agrees to pay reasonable attorney fees incurred in enforcing the Lender's rights and remedies after default under this Agreement, including any fees incurred on appeal.

          8. Waiver. Neither the failure nor any delay on the part of the Lender to exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or privilege preclude any other or further exercise thereof, or the exercise of any right, power, or privilege.

          9. Benefit. This Agreement shall be binding upon and inure to the benefit of the Lender and its successors and assigns.

          10. Construction. This agreement shall be governed by and construed in accordance with the laws of the state of Oregon.

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          IN WITNESS WHEREOF, the parties have executed this Agreement on ---
---------------.

          BORROWERS:  ----------------------------------

                            By--------------------------------
                            Name:-----------------------------
                            Title:----------------------------

                            By--------------------------------
                            Name:-----------------------------
                            Title:----------------------------

                            INDIVIDUALLY:

                            ----------------------------------

                            ----------------------------------

LENDER/SECURED PARTIES:     ----------------------------------

                            By--------------------------------
                            Name:-----------------------------
                            Title:----------------------------

                            UNITED GROCERS, INC.

                            By--------------------------------